Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT
by and among
CORNERSTONE THERAPEUTICS INC.,
CRAIG A. COLLARD,
STEVEN M. LUTZ,
CORNERSTONE BIOPHARMA HOLDINGS, LTD.,
CAROLINA PHARMACEUTICALS LTD.
and
LUTZ FAMILY LIMITED PARTNERSHIP
Dated as of May 6, 2009

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REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT, dated as of May 6, 2009 (this “Agreement”), is by and among CORNERSTONE THERAPEUTICS INC., a Delaware corporation (the “Company”), CRAIG A. COLLARD, STEVEN M. LUTZ, CORNERSTONE BIOPHARMA HOLDINGS, LTD., a limited liability company organized under the laws of Anguilla, and CAROLINA PHARMACEUTICALS LTD., a limited liability company organized under the laws of Bermuda, and LUTZ FAMILY LIMITED PARTNERSHIP, a North Carolina limited partnership (the “Stockholders”).
RECITALS
     WHEREAS, concurrently with the execution and delivery of this Agreement, (i) Chiesi Farmaceutici SpA, an Italian corporation (“Purchaser”) and two of the Stockholders are entering into a Stock Purchase Agreement (the “Initial Stock Purchase Agreement”), dated the same date as this Agreement, and (ii) the Company and Purchaser are entering into a Stock Purchase Agreement (the “Company Stock Purchase Agreement”), also dated the same date as this Agreement;
     WHEREAS, concurrently with the execution and delivery of this Agreement, the Stockholders, the Company and Purchaser are entering into a Stockholders Agreement, dated the same date as this Agreement (the “Stockholders Agreement”), pursuant to which, among other things, the Stockholders agree to certain restrictions on transfers of the shares of Common Stock owned by such Stockholders (the “Lockup Restrictions”); and
     WHEREAS, to induce the Stockholders to enter into the Stockholders Agreement, the parties wish to provide for certain registration rights that are to take effect upon the closings of the transactions provided for in the Initial Stock Purchase Agreement and the Company Stock Purchase Agreement;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
     “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified.
     “Beneficially Own” means, with respect to any security, having or sharing the power to direct or control the voting or disposition of such security and “Beneficial Ownership” has a correlative meaning.
     “Board” or “Board of Directors” means the Board of Directors of the Company except where the context otherwise requires.
     “Business Day” means any day other than a Saturday, Sunday or day when commercial banks in New York City are permitted or required by law to be closed for the conduct of regular banking business.
     “Common Stock” means the Company’s common stock, par value $0.001 per share.

     “Demand Registration” means any registration of Registrable Securities under the Securities Act requested by a Stockholder in accordance with Section 2.1.
     “Effective Date” means the date of the Closing provided for in the Company Stock Purchase Agreement.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
     “Excluded Registration” means a registration under the Securities Act of (i) securities on Form S-8 or any similar successor form or (ii) securities to effect the acquisition of, or combination with, another Person registered on Form S-4 or any similar successor form.
     “FINRA” means the Financial Industry Regulatory Authority.
     “FINRA Rules” means the rules of the Financial Regulatory Authority, Inc., including the NASD Rules as incorporated into the FINRA Transitional Rule Book, as amended, and any successor rules.
     “hereto”, “hereunder”, “herein”, “hereof” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.
     “Material Disclosure Event” means, as of any date of determination, any pending or imminent event relating to the Company or any of its subsidiaries that the Board reasonably determines in good faith, after consultation with outside counsel to the Company, (i) would require disclosure of material, non-public information relating to such event in any registration statement or related prospectus including Registrable Securities (including documents incorporated by reference therein) so that such registration statement would not be materially misleading, (ii) would not otherwise be required to be publicly disclosed by the Company at that time in a periodic report to be filed with or furnished to the SEC under the Exchange Act but for the filing of such registration statement or related prospectus and (iii) if publicly disclosed at the time of such event, could reasonably be expected to have a material adverse effect on the business, financial condition, prospects or results of operations of the Company and its subsidiaries or would materially adversely affect a pending or proposed material acquisition, merger, recapitalization, consolidation, reorganization, financing or similar transaction, or negotiations with respect thereto.
     “Person” means any natural Person, corporation, general partnership, limited partnership, limited or unlimited liability company, proprietorship, joint venture, other business organization, trust, union, association or any U.S. or non-U.S. government, regulatory or administrative authority, agency, instrumentality or commission or any court, tribunal, judicial or arbitral body or other similar authority.
     “Piggyback Registration” means any registration of Registrable Securities under the Securities Act requested by a Stockholder in accordance with Section 2.2.
     “Registrable Securities” means shares of Common Stock that are Beneficially Owned by a Stockholder and any securities into which such shares may have been converted pursuant to any merger, corporate reorganization or other similar transaction, unless (i) such securities have been effectively registered under Section 5 of the Securities Act and disposed of pursuant to an effective registration statement, or (ii) such securities may be transferred pursuant to Rule 144 under the Securities Act without volume limitations such that, after any such transfer referred to in this clause (ii), such securities thereafter may be freely transferred without restriction under the Securities Act.

     “Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.
     “SEC” means the Securities and Exchange Commission.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
     “Shelf Registration” means a registration of the Company Common Stock in a continuous or delayed offering pursuant to Rule 415 under the Securities Act (or any successor rule).
     “Underwritten Offering” means a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Forms S-4 or S-8 or any similar or successor form.
     Section 1.2 Interpretation.
     (a) When a reference is made in this Agreement to an Article or a Section hereof, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated.
     (b) The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     (c) The parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
     (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.
     (e) References to a Person are also to its permitted successors and assigns.
     (f) The use of “or” is not intended to be exclusive unless expressly indicated otherwise.
ARTICLE II
REGISTRATION RIGHTS
     Section 2.1 Demand Registrations.
     (a) If on or after the Effective Date, the Company shall receive a notice from a Stockholder that the Company effect a Demand Registration (a “Demand Notice”), for all or any portion of the Registrable Securities specified in such Demand Notice, specifying the intended method of disposition thereof, then the Company shall use its reasonable best efforts to effect within 60 days of such Demand Notice, subject to the restrictions of this Section 2.1, the registration under the Securities Act of the Registrable Securities for which the Stockholder has requested registration under this Section 2.1, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as specified in the Demand Notice) of the Registrable Securities so to be registered.

     (b) Subject to the provisions of this Section 2.1, each Stockholder shall be entitled to request an aggregate of two Demand Registrations before the expiration of the Lockup Restrictions and three Demand Registrations thereafter.
     (c) Subject to Section 2.1(f), the Company shall file the registration statement in respect of a Demand Registration as soon as practicable and, in any event, within 45 days after receiving a Demand Notice (the “Required Filing Date”) on Form S-1 or S-3 or any similar or successor to such forms under the Securities Act, or, if they are not available, any form for which the Company then qualifies, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and shall use its reasonable best efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, that the Company shall not be obligated to effect a Demand Registration pursuant to Section 2.1(a) (i) within 180 days after the effective date of a previous Demand Registration and (ii) unless the Demand Notice is for a number of Registrable Securities with an expected market value that is equal to at least $5,000,000 as of the date of such Demand Notice or is for one hundred percent of Registrable Securities of the stockholder that initially sent the Demand Notice (the “Demanding Stockholder”) that such Stockholder then is permitted to sell under the Lockup Restrictions.
     (d) With respect to any Demand Registration, subject to the availability of a registration statement on Form S-3, the Company shall, upon written request from a requesting Stockholder, agree to effect a Shelf Registration, and, thereafter, shall use its reasonable best efforts to cause such registration statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.
     (e) Upon receipt of any Demand Notice, the Company shall promptly (but in any event within 10 days) give written notice of such proposed Demand Registration to all other Stockholders, who shall have the right, exercisable by written notice to the Company within 20 days of their receipt of the Company’s notice, to elect to include in such Demand Registration such portion of their Registrable Securities as they may request, so long as such Registrable Securities are proposed to be disposed of in accordance with the method or methods of disposition requested pursuant to Section 2.1(a). All other Stockholders requesting to have their Registrable Securities included in a Demand Registration in accordance with the preceding sentence shall be deemed to be a requesting Stockholder for purposes of Section 2.1(b).
     (f) The Company may defer the filing (but not the preparation) of a registration statement required by this Section 2.1 until after the Required Filing Date (i) for a period not to exceed 90 days, if, at the time the Company receives the Demand Notice, there exists a Material Disclosure Event, or (ii) for a period not to exceed 90 days, if, prior to receiving the Demand Notice, the Company had determined to effect a registered underwritten public offering of Company Common Stock, or securities convertible into or exchangeable for Company Common Stock, for the Company’s account in connection with a material public financing transaction and the Company had taken substantial steps (including selecting a managing underwriter for such offering, if applicable) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 2.1(f) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the Material Disclosure Event is publicly disclosed or otherwise ceases to exist, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company’s account is abandoned or the filing of a registration statement with respect to any such proposed registration is delayed by more than 30 days from the time of receipt of the applicable Demand Notice. In order to defer the filing of a registration statement pursuant to this Section 2.1(f), the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each requesting Stockholder a certificate signed by an executive officer of the

Company stating that the Company is deferring such filing pursuant to this Section 2.1(f), a general statement of the reason for such deferral and an approximation of the anticipated delay. Within 20 days after receiving such certificate, the Demanding Stockholder may withdraw such Demand Notice by giving notice to the Company; if withdrawn, the Demand Notice shall be deemed not to have been made for all purposes of this Agreement and the Company shall pay all expenses of such withdrawn Demand Registration in accordance with Section 2.7. The Company may defer the filing of a particular registration statement pursuant to this Section 2.1(f) only once in any period of 12 consecutive months; provided, that any deferral pursuant to clause (i) of the first sentence of this Section 2.1(f) shall be deemed to be a “Suspension Period” for purposes of Section 2.6 and shall be subject to the limitations and obligations during Suspension Periods set forth in Section 2.6.
     (g) No securities to be sold for the account of any Person (including the Company), other than a requesting Stockholder, shall be included in a Demand Registration if the managing underwriters (or, in an offering that is not underwritten, a nationally recognized investment bank) shall advise the Company and the requesting Stockholders in writing that the aggregate amount of such securities requested to be included in any offering pursuant to such Demand Registration is sufficiently large to have an adverse effect on the success of any such offering, based on market conditions or otherwise (an “Adverse Effect”). Furthermore, if the managing underwriters (or such investment bank) shall advise the Company and the requesting Stockholders that, even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Demand Registration by requesting Stockholders is sufficiently large to cause an Adverse Effect, the Registrable Securities of the requesting Stockholders to be included in such Demand Registration shall equal the number of shares which the requesting Stockholders are so advised can be sold in such offering without an Adverse Effect and such shares shall be allocated pro rata among the requesting Stockholders on the basis of the number of Registrable Securities requested to be included in such registration by each such requesting Stockholder; provided, that the Company shall not include any Registrable Securities of any executive officer, director or employee of the Company (other than the Stockholders) or any of its subsidiaries if the managing underwriters (or such investment bank) shall advise the Company and the requesting Stockholders that the participation of any such persons may have an Adverse Effect; provided, further that if the number of Registrable Securities owned by the Demanding Stockholder to be included in the Demand Registration is less than 80% of the number requested to be so included, the Demanding Stockholder may withdraw such Demand Notice by giving notice to the Company; if withdrawn, the Demand Notice shall be deemed not to have been made for all purposes of this Agreement and the Company shall pay all expenses of such withdrawn Demand Registration in accordance with Section 2.7; provided, however, that if the holders of a majority of the remaining Registrable Securities covered by such Demand Notice desire to proceed with such Demand Registration, the Company shall proceed forward with such Demand Registration and the Demand Notice shall be deemed to have been made for all purposes of this Agreement by the remaining holders.
     (h) Any requesting Stockholder may withdraw such Stockholder’s Registrable Securities from a Demand Registration at any time and any Demanding Stockholder shall have the right to cancel a proposed Demand Registration of Registrable Securities pursuant to this Section 2.1(h). Upon such cancellation, the Company shall cease all efforts to secure registration and such Demand Registration shall not be counted as a Demand Registration under this Agreement for any purpose and the Company shall pay the expenses of such cancelled Demand Registration in accordance with Section 2.7.
     (i) In any registration requested pursuant to this Section 2.1, the Company shall not register securities other than Registrable Securities for sale for the account of any Person (including the Company), unless permitted to do so by the written consent of the holders of a majority of the Registrable Securities to be sold in such registration.

     Section 2.2 Piggyback Registrations.
     (a) Whenever the Company proposes to register any of its equity securities under the Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms), whether for its own account or for the account of one or more stockholders of the Company, the Company shall each such time give prompt written notice at least 20 business days prior to the anticipated filing date of the registration statement relating to such registration to all Stockholders, which notice shall set forth the Stockholders’ rights under this Section 2.2 and shall offer the Stockholders the opportunity to include in such registration the number of Registrable Securities of the same class or series as those proposed to be registered as the Stockholders may request, subject to the provisions of Sections 2.2(a), 2.2(b) and 2.2(c). Upon the request of a Stockholder made within 15 business days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities, if any, intended to be registered by the Stockholder), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Stockholder to the extent necessary to permit the disposition of the Registrable Securities so to be registered; provided, that (i) if such registration involves an Underwritten Offering, the Stockholder must sell such Stockholder’s Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, as applicable, and (ii) if, at any time after giving notice of its intention to register any securities pursuant to this Section 2.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to the Stockholder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 2.2 shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section 2.1. There shall be no limitation on the number of Piggyback Registrations that the Company shall be required to effect under this Section 2.2.
     (b) At any time prior to the effective date of the registration statement relating to such registration, a Stockholder may revoke such Piggyback Registration request by providing a notice to the Company revoking such request.
     (c) If a Piggyback Registration is in respect of an Underwritten Offering and was initiated by the Company, and if the managing underwriters advise the Company that the inclusion of Registrable Securities requested to be included in the registration statement pursuant to this Section 2.2 would cause an Adverse Effect, then the Company shall be required to include in such registration statement, to the extent of the amount of securities that the managing underwriters advise may be sold without causing such Adverse Effect, (A) first, the securities the Company proposes to sell; (B) second, the Registrable Securities requested to be included in such registration by any Stockholder thereof, pro rata among such Stockholders on the basis of the number of Registrable Securities requested to be registered by each such Stockholder; and (C) third, any other securities requested to be included in such registration; provided, that the Company shall not include any Registrable Securities of any executive officer or employee of the Company or any of its subsidiaries (other than the Stockholders) if such managing underwriters advise the Company and the requesting Stockholders that the participation of any such individual may have an Adverse Effect. If, as a result of the provisions of this Section 2.2(c), any Stockholder shall not be entitled to include all Registrable Securities in a registration that such Stockholder has requested to be so included, such Stockholder may withdraw such Stockholder’s request to include Registrable Securities in such registration statement.
     (d) If a Piggyback Registration is in respect of an Underwritten Offering and was initiated by a security holder of the Company (other than a Stockholder), and if the managing underwriters advise the Company that the inclusion of Registrable Securities requested to be included in the registration statement would cause an Adverse Effect, the Company shall include in such registration statement, to the extent of the amount of securities that the managing underwriters advise may be sold without causing such Adverse Effect, (A) first, the Registrable Securities requested to be included in such registration by any Stockholder thereof, pro rata among the Stockholders on the basis of the number of Registrable Securities requested to be registered by each such Stockholder; and (B) second, any other securities requested to be included in such registration (including securities to be sold for the account of the Company); provided, that the Company shall not include any Registrable Securities of any executive officer or employee of the Company or any of its subsidiaries (other than the Stockholders) if such managing underwriters advise the Company and the requesting Stockholders that the participation of any such individual may have an Adverse Effect. If, as a result of the provisions of this Section 2.2(d), any Stockholder shall not be entitled to include all Registrable Securities in a registration that such Stockholder has requested to be so included, such Stockholder may withdraw such Stockholder’s request to include Registrable Securities in such registration statement.
     (e) Notwithstanding any of the foregoing, the provisions of Sections 2.2(c) and 2.2(d) shall not apply to a Piggyback Registration that is a Shelf Registration.
     Section 2.3 SEC Forms. The Company shall use its reasonable best efforts to cause any Demand Registrations to be registered on Form S-3 (or any successor form), if applicable, once the Company becomes eligible to use Form S-3. If the Company is not then eligible under the Securities Act to use Form S-3, such Demand Registrations shall be registered on the form for which the Company then qualifies. The Company shall use its best efforts to become and remain eligible to use Form S-3. All such registration statements shall comply with applicable requirements of the Securities Act, and, together with each prospectus included, filed or otherwise furnished by the Company in connection therewith, shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
     Section 2.4 Holdback Agreements.
     (a) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, except pursuant to Excluded Registrations, during the seven days prior to the effective date of any registration statement in connection with a Demand Registration or Piggyback Registration and thereafter until the date on which all of the Registrable Securities subject to such registration statement have been sold (not to exceed 90 days, as required by the underwriters managing the offering) and (ii) if requested by the managing underwriters, to use reasonable efforts to cause each director and executive officer to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 of the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted); provided, that the foregoing described holdback shall not apply to the extent that the managing underwriters of such offering otherwise agree or, in the event a registration statement does not relate to an Underwritten Offering, if the holders of a majority of such Registrable Securities consent thereto.
     (b) If any Stockholders notify the Company in writing that they intend to effect an underwritten sale of Company Common Stock registered pursuant to a Shelf Registration, the Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the seven days prior to and during the 90-day period beginning on the filing of the prospectus supplement with respect to such offering, other than pursuant to Excluded Registrations or to the extent that the managing underwriters of such offering otherwise agree and (ii) if requested by the managing underwriters, to use reasonable efforts to cause each director and executive officer to agree not to effect any public sale or distribution (including sales pursuant to Section 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted).
     (c) Each Stockholder agrees, in the event of an Underwritten Offering by the Company (whether for the account of the Company or otherwise), not to effect any public sale or distribution of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such Registrable Securities, including any sale pursuant to Rule 144 (except as part of such Underwritten Offering), during the seven days prior to and ending up to 90 days after the date of the final prospectus, subject in each case to such extensions as are customary to permit the publication of research in compliance with Rule 2711(f) of the rules of the National Association of Securities Dealers, Inc. as incorporated in the FINRA Rules (or any similar successor rule thereto); provided, that each other stockholder of the Company and each executive officer of the Company is subject to substantially the same restrictions.
     Section 2.5 Registration Procedures. Whenever any Stockholder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as is practicable, and pursuant thereto the Company shall as expeditiously as possible:
     (a) prepare and file with the SEC by the Required Filing Date a registration statement on the appropriate form under the Securities Act with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as practicable after the initial filing thereof; provided, that as far in advance as practicable before filing such registration statement or any amendment or supplement thereto, the Company shall furnish to the selling Stockholders copies of reasonably complete drafts of all such documents prepared to be filed (including exhibits and documents that are to be incorporated by reference into the registration statement, amendment or supplement), and any such Stockholder shall have the opportunity to object to any information contained therein and the Company shall make any corrections or other amendments reasonably requested by such Stockholder with respect to such information prior to filing any such registration statement, amendment or supplement;
     (b) except in the case of a Shelf Registration, prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or such lesser period as is necessary for the underwriters in an Underwritten Offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;
     (c) in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities subject thereto for a period ending on the earlier of (i) 24 months after the effective date of such registration statement and (ii) the date on which all the Registrable Securities subject thereto have been sold pursuant to such registration statement;
     (d) furnish to each Stockholder selling Registrable Securities and the underwriters, if any, of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), any documents incorporated by reference therein and such other documents as such Stockholder or underwriters reasonably may request in order to facilitate the disposition of the Registrable Securities owned by such Stockholder or the sale of such securities by such underwriters (it being understood that, subject to this Section 2.5 and the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each such Stockholder and the underwriters in connection with the offering and sale of the Registrable Securities covered by the registration statement of which such prospectus, amendment or supplement is a part);
     (e) use its best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any Stockholder thereof or the managing underwriters reasonably request; use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Stockholder to consummate the disposition of the Registrable Securities owned by such Stockholder in such jurisdictions; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction;
     (f) promptly notify each Stockholder of such Registrable Securities and each underwriter, if any, in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective; (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation or threat of initiation of any proceedings for that purpose; and (iii) if such registration statement or related prospectus, at the time it or any amendment thereto became effective or at any time such prospectus is required to be delivered under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, upon the discovery by the Company of such material misstatement or omission or of the happening of any event as a result of which the Company believes there would be such a material misstatement or omission; provided, that, in the case of clause (iii), promptly after delivery of such notice, the Company shall, as the case may be, (x) prepare and file with the SEC a post-effective amendment to such registration statement and use its best efforts to cause such amendment to become effective so that such registration statement, as so amended, shall not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) prepare and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus shall not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
     (g) permit (i) any selling Stockholder that, in such Stockholder’s sole and exclusive judgment, might reasonably be deemed to be an underwriter or a controlling person of the Company (in each case, within the meaning of the Securities Act) and (ii) any selling Stockholder holding, or representing Stockholders of, a majority of the Registrable Securities included in such registration statement, to participate in the preparation of such registration statement or related prospectus and promptly incorporate any information furnished to the Company by such Stockholder that, in the reasonable judgment of such Stockholder and its counsel, should be included;
     (h) make reasonably available senior management of the Company, as selected by the Stockholders of a majority of the Registrable Securities included in such registration, to assist in the marketing of the Registrable Securities covered by such registration, including the participation of such members of the Company’s senior management in “road show” presentations and other customary marketing activities, including “one-on-one” meetings with prospective purchasers of the Registrable Securities to be sold in the Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto, in each case to the same extent as if the Company were engaged in a primary registered offering of its capital stock; provided, that such assistance does not unduly interfere with the normal operations of the Company in the ordinary course of business, consistent with past practice;
     (i) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, including the Securities Act and the Exchange Act, and make generally available to the Company’s security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, as soon as reasonably practicable, but no later than 30 days after the end of the 12-month period beginning with the first day of the Company’s first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said 12 month period; provided, that such requirement shall be deemed satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act as required thereby and otherwise complies with Rule 158 under the Securities Act;
     (j) in the case of an Underwritten Offering, if requested by the managing underwriters or any selling Stockholder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters or such selling Stockholder reasonably requests to be included therein, including with respect to the Registrable Securities being sold by such selling Stockholder, the purchase price being paid therefor by the underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;
     (k) as promptly as practicable after filing with the SEC of any document that is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each selling Stockholder;
     (l) cooperate with the selling Stockholders and the managing underwriters to facilitate the timely preparation and delivery of certificates representing securities sold under any registration statement, which certificates shall not bear any restrictive legends unless required under applicable law, and enable such securities to be in such denominations and registered in such names as the managing underwriters or such selling Stockholders may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates;
     (m) promptly make available for inspection by any selling Stockholder and any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such selling Stockholder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees and independent accountants to supply all information requested by any such Inspector in connection with such registration statement; provided, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (m) if (i) the Company reasonably determines in good faith, after consultation with outside counsel, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (ii) if either (A) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (B) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing, unless prior to furnishing any such information with respect to clause (ii) such selling Stockholder requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each selling Stockholder agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;
     (n) furnish to each selling Stockholder and underwriter, if any, a signed counterpart of (i) an opinion or opinions of counsel to the Company and updates thereof (which counsel and which opinions shall be reasonably satisfactory to the underwriters and the Stockholders of a majority of the Registrable Securities covered by the registration statement) addressed to them covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the Stockholders of a majority of the Registrable Securities covered by the registration statement and underwriters or their counsel, (ii) a comfort letter or comfort letters and updates thereof from the Company’s independent public accountants addressed to them, each in customary form and covering such matters of the type customarily covered by comfort letters by underwriters in connection with primary Underwritten Offerings;
     (o) cause the Registrable Securities included in any registration statement to be listed for quotation on the NASDAQ Capital Market (or such other principal trading market as the Company’s shares of Common Stock may then be traded on);
     (p) provide a transfer agent and registrar for all Registrable Securities registered hereunder not later than the effective date of the registration statement related thereto;
     (q) use its best efforts to cause Registrable Securities covered by such registration statement to be registered with or approved by such other government agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;
     (r) cooperate with each selling Stockholder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;
     (s) as may be required in connection with the initial filing of any registration statement, and during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;
     (t) notify each selling Stockholder promptly of any written comments by the SEC or any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;
     (u) if applicable, enter into an underwriting agreement for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to that offering, including indemnities and contribution to the effect and to the extent provided in Section 2.9 and the provision of opinion of counsel and accountants’ letters to the effect and to the extent provided in Section 2.5(n) and enter into any other such customary agreements and take all such other actions as the Stockholders of a majority of the Registrable Securities covered by the registration statement or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities. The selling Stockholders shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such selling Stockholders;
     (v) make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement and, in the event of the issuance of any such stop order, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any security included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order;
     (w) provide a CUSIP number for all Registrable Securities not later than the effective date of the registration statement with respect thereto;
     (x) in connection with an Underwritten Offering make such representations and warranties to the selling Stockholders of such Registrable Securities and the underwriters with respect to the Registrable Securities and the registration statement as are customarily made by issuers to underwriters in primary Underwritten Offerings and deliver such documents and certificates as may be reasonably requested by each seller of Registrable Securities covered by the registration statement and by the underwriters to evidence compliance with such representations and warranties and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and
     (y) advise each selling Stockholder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance or threat of issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.
     Section 2.6 Suspension of Disposition. Each Stockholder agrees by acquisition of any Registrable Securities that, upon receipt of any notice (a “Suspension Notice”) from the Company of the happening of any Material Disclosure Event, such Stockholder shall promptly discontinue such Stockholder’s disposition of Registrable Securities until such Stockholder’s receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Company (the “Advice”) that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus, and, if so directed by the Company, such Stockholder shall deliver to the Company all copies, other than permanent file copies then in such Stockholder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any Suspension Notice, the time period regarding the effectiveness of registration statements set forth in Sections 2.5(b) and 2.5(c) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice (such period, a “Suspension Period”). The Company shall use its best efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable and shall as promptly as practicable after the expiration of the Suspension Period prepare a post-effective amendment or supplement to the registration statement or the prospectus or any document incorporated therein by reference, or file any required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding anything herein to the contrary, the Company shall not be entitled to more than two Suspension Periods during any consecutive 12-month period, which Suspension Periods shall have durations of not more than 90 days each; provided, that a Suspension Period shall automatically expire upon the public disclosure of the information to which the Material Disclosure Event relates. The fact that a Suspension Period is in effect under this Section 2.6 shall not relieve the contractual obligations of the Company as set forth in Section 2.5 or in any SEC rules to file timely reports and otherwise file material required to be filed under the Exchange Act.
     Section 2.7 Registration Expenses. The Company shall pay all out-of-pocket fees and expenses incident to any Demand Registration or Piggyback Registration, including all expenses incident to the Company’s performance of or compliance with this Article 2, all registration and filing fees, all internal fees and expenses of the Company (including any allocation of salaries of employees of the Company or any of its subsidiaries or other general overhead expenses of the Company and its subsidiaries or other expenses related to the preparation of financial statements or other data normally prepared by the Company and its subsidiaries in the ordinary course of business and expenses of its officers and employees performing legal or accounting duties), all fees and expenses associated with filings required to be made with the FINRA (including, if applicable, the reasonable fees and expenses of any “qualified independent underwriter” as such term is defined in Schedule E of the By-Laws of the FINRA, and of its counsel) or with any other applicable governmental authority, as may be required by the rules and regulations of the FINRA or such other governmental authority, fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Securities), messenger, duplicating, distribution and delivery expenses, the expense of any annual audit or quarterly review, the expense of any liability insurance, the fees and expenses incurred in connection with any listing or quotation of the Registrable Securities, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or “cold comfort” letters required by or incident to such performance), the fees and expenses of any special experts retained by the Company in connection with such registration and the reasonable fees and expenses of any one counsel for all Stockholders participating in such registration shall be paid for by the Company, which counsel shall be selected by the Stockholders of a majority of the Registrable Securities to be registered in such offering. Any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities shall be borne by the Stockholders pro rata on the basis of the number of Registrable Securities so registered whether or not any registration statement becomes effective, and the fees and expenses of any counsel, accountants, or other persons retained or employed by any Stockholder (other than as set forth in the preceding sentence) shall be borne by such Stockholder.
     Section 2.8 Underwritten Offering.
     (a) At the request of the Stockholders of a majority of the Registrable Securities to be registered in any Demand Registration, the offering of Registrable Securities pursuant to such Demand Registration including pursuant to a Shelf Registration, shall be in the form of an Underwritten Offering. The Stockholders of a majority of the Registrable Securities to be so registered shall select (i) the investment banking firm or firms to manage the Underwritten Offering and (ii) counsel to the requesting Stockholders; provided, that, in the case of clause (i), such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld or delayed. No Stockholder may participate in any Underwritten Offering pursuant to this Agreement unless such Stockholder (x) agrees to sell such Stockholder’s Registrable Securities on the basis provided in any underwriting agreement described above as agreed upon by the Company and accepts the underwriters selected in accordance with the procedures described in this Section 2.8. and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting agreements; provided, that no such Stockholder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Stockholder’s ownership of his, her or its Registrable Securities to be transferred free and clear of all liens, claims, and encumbrances created by such Stockholder, (ii) such Stockholder ‘s power and authority to effect such transfer, and (iii) such matters pertaining to such Stockholder ‘s compliance with securities laws as may be reasonably requested; provided, further that any obligation of such Stockholder to indemnify any Person pursuant to any such underwriting agreement shall be several, not joint and several, among such Stockholders selling Registrable Securities, and such liability shall be limited to the net amount received by such Stockholder from the sale of his, her or its Registrable Securities pursuant to such registration (which amounts shall include the amount of cash or the fair market value of any assets in exchange for the sale or exchange of such Registrable Securities or that are the subject of a distribution), and the relative liability of each such Stockholder shall be in proportion to such net amounts; provided, further that this Section 2.8(a) shall not require any Stockholder to agree to any lock up agreement, market standoff agreement or holdback agreement other than those permitted by Section 2.4.
     (b) If Registrable Securities are to be sold in a Underwritten Offering, the Company agrees to include in the registration statement, or in the case of a Shelf Registration, a prospectus supplement, to be used all such information as may be reasonably requested by the underwriters for the marketing and sale of such Registrable Securities.
     Section 2.9 Indemnification.
     (a) In connection with each Demand Registration or Piggyback Registration, the Company shall indemnify and hold harmless each Stockholder, the officers, directors and agents and employees of each of them, each Person who controls each such Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors, officers, agents and employees of each such controlling Person, from and against any and all losses, claims, damages, liabilities, judgment, costs (including, without limitation, reasonable attorneys’ fees) (collectively, “Losses”), arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished to the Company by or on behalf of such Stockholder for use therein.
     (b) In connection with each Demand Registration or Piggyback Registration and each offering of Registrable Securities proposed to be made pursuant to such Demand Registration or Piggyback Registration, each Stockholder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with each applicable registration statement and prospectus. Each Stockholder agrees to indemnify, to the full extent permitted by law, the Company, its directors, officers, agents or employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling Person, from and against any and all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such registration statement or prospectus or in any amendment or supplement thereto, or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon any information so furnished in writing by or on behalf of such Stockholder to the Company expressly for use in such registration statement or prospectus.
     (c) If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to assume, at the indemnifying party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided, that (i) an indemnified party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (A) the indemnifying party agrees to pay such fees and expenses; (B) the indemnifying party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party; or (C) the named parties to any proceeding (including impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it that are inconsistent with those available to the indemnifying party or that a conflict of interest is likely to exist among such indemnified party and any other indemnified parties (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party); and (ii) subject to clause (C) above, the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party shall not be subject to any liability for any settlement made without its consent. The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.
     (d) If the indemnification provided for in this Section 2.9 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the second immediately preceding sentence. Notwithstanding the provisions of this Section 2.9(d), an indemnifying party that is a Stockholder shall not be required to contribute any amount which is in excess of the amount by which the total proceeds received by such Stockholder from the sale of the Registrable Securities sold by such Stockholder (net of all underwriting discounts and commissions) exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     Section 2.10 Rule 144. The Company shall use its reasonable best efforts to file in a timely fashion all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as the Stockholders may reasonably request, all to the extent required from time to time to enable the Stockholders to sell Registrable Securities without registration under the Securities Act pursuant to (i) Rule 144 or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of a Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements.
ARTICLE III
MISCELLANEOUS
     Section 3.1 Effectiveness. The provisions of this Agreement shall become effective on the Effective Date.
     Section 3.2 Termination. This Agreement shall terminate automatically, without the action of any Stockholder or the Company, if the Company Stock Purchase Agreement is terminated pursuant to Section 6.1 thereof prior to the Effective Date. Notwithstanding the foregoing, the Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Securities are outstanding.
     Section 3.3 Notice.
     (a) All notices and other communications under this Agreement must be in writing and delivered to the applicable party or parties in Person or by delivery to the address or facsimile number specified below (or to such other address or facsimile number as the recipient previously shall have specified by notice to the other parties hereunder):
If to the Company:
c/o Cornerstone Therapeutics Inc.
1255 Crescent Green Drive, Suite 250
Cary, NC 27518
Attention: Chief Financial Officer
                  General Counsel
Facsimile: (888) 443-3092
With a copy (which shall not constitute notice) to:
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Attention: John A. Healy
Facsimile: (212) 878-8375
If to the Stockholders:
c/o Cornerstone Therapeutics Inc.
1255 Crescent Green Drive, Suite 250
Cary, NC 27518
Attention: Chief Financial Officer
                  General Counsel
Facsimile: (888) 443-3092
With a copy (which shall not constitute notice) to:
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention: John A. Healy
Facsimile: (212) 878-8375
     (b) All notices and other communications sent to the applicable address or facsimile number specified above shall be deemed to have been delivered at the earlier of (i) the time of actual receipt by the addressee; (ii) if the notice is sent by facsimile transmission, the time indicated on the transmitting party’s receipt of confirmation of transmission that time is during the addressee’s regular business hours on a Business Day, and otherwise at 9:00 a.m. on the next Business Day after such time; and (iii) if the notice is sent by a nationally recognized, reputable overnight courier service, the time shown on the confirmation of delivery provided by that service if that time is during the recipient’s regular business hours on a Business Day, and otherwise at 9:00 a.m. on the next Business Day after such time.
     Section 3.4 Entire Agreement. This Agreement constitutes the sole and entire agreement among the parties to this Agreement with respect to the subject matter of this Agreement, and supersede all prior and contemporaneous representations, agreements and understandings, written or oral, with respect to the subject matter hereof.
     Section 3.5 Waiver. Subject to applicable law and except as otherwise provided in this Agreement, any party to this Agreement may, at any time prior to termination of this Agreement, extend the time for performance of any obligation under this Agreement of any other party or waive compliance with any term or condition of this Agreement by any other party. No such extension or waiver shall be effective unless set forth in a written instrument duly executed by the party granting such extension or waiver. No delay in asserting or exercising a right under this Agreement shall be deemed a wavier of that right.
     Section 3.6 Amendment. Subject to applicable law and except as otherwise provided in this Agreement, this Agreement may be amended, supplemented or modified at any time; provided, that no such amendment, supplement or modification shall be effective unless it is set forth in a written instrument duly executed by each of the parties hereto.
     Section 3.7 No Third Party Beneficiaries. Except as set forth in Section 2.9, the terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

     Section 3.8 Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation under this Agreement may be assigned by any party to this Agreement, by operation of law or otherwise, without the prior written consent of the other parties to this Agreement and any attempt to do so will be void. Subject to the foregoing, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties to this Agreement and their respective successors and assigns.
     Section 3.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD FOR ANY OF THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
     Section 3.10 CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE CHANCERY COURT SITTING IN THE COUNTY OF NEW CASTLE, OR IF SUCH COURT SHALL NOT HAVE PROPER JURISDICTION, OF THE UNITED STATES FEDERAL DISTRICT COURT SITTING IN DELAWARE, AND ANY APPELLATE COURT THEREOF, IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURTS (AND WAIVES AND AGREES NOT TO ASSERT ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN OR JURISDICTION THEREOF); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 3.10 AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR IN THE STATE OF DELAWARE OTHER THAN FOR SUCH PURPOSE. Any and all process may be served in any action, suit or proceeding arising in connection with this Agreement by complying with the provisions of Section 3.3. Such service of process shall have the same effect as if the party being served were a resident in the State of Delaware and had been lawfully served with such process in such jurisdiction. The parties hereby waive all claims of error by reason of such service. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction to enforce judgments or rulings of the aforementioned courts. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.10.
     Section 3.11 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and the parties hereto shall cooperate in good faith to formulate and implement such provision.
     Section 3.12 Counterparts. This Agreement may be executed manually or by facsimile, in any number of counterparts, all of which will constitute one and the same instrument, and will become effective when a counterpart shall have been executed and delivered by each party to the other parties (except that parties that are affiliates need not deliver counterparts to each other in order for this Agreement to be effective).
     Section 3.13 Remedies. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to injunctive relief to prevent breaches of this Agreement and to specific performance of the terms hereof, in addition to any other remedy at law or equity to which the parties may be entitled. Except as otherwise provided herein, all remedies available under this Agreement, at law or otherwise, shall be deemed cumulative and not alternative or exclusive of other remedies. The exercise by any party of a particular remedy shall not preclude the exercise of any other remedy.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

CORNERSTONE THERAPEUTICS INC.
By:	/s/ Craig A. Collard
	Name:	Craig A. Collard
	Title:	CEO

[Signature Page to Registration Rights Agreement (Stockholders)]

/s/ Craig A. Collard
CRAIG A. COLLARD

CORNERSTONE BIOPHARMA HOLDINGS, LTD.

By:	/s/ Craig A. Collard
Name: Craig A. Collard
Title: CEO

CAROLINA PHARMACEUTICALS LTD.

By:	/s/ Craig A. Collard
Name: Craig A. Collard
Title: Director
[Signature Page to Registration Rights Agreement (Stockholders)]

/s/ Steven M. Lutz
STEVEN M. LUTZ

LUTZ FAMILY LIMITED PARTNERSHIP

By: STEVEN M. LUTZ, its general partner

/s/ Steven M. Lutz
[Signature Page to Registration Rights Agreement (Stockholders)]